UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:  811-09261

FOXBY CORP.
(Exact name of registrant as specified in charter)

11 Hanover Square New York, NY	10005
(Address of principal executive offices)	(Zip Code)

John F. Ramírez, Esq.
Foxby Corp.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-344-6310

Date of fiscal year end: 12/31

Date of reporting period: 3/31/10

Item 1. Schedule of Investments

FOXBY CORP.
SCHEDULE OF PORTFOLIO INVESTMENTS
March 31, 2010
(Unaudited)

Shares		Cost	Value
	COMMON STOCKS (92.67%)
	Copper Exploration and Project Development (3.32%)
438,000	Nord Resources Corp. (a)	$328,500	$144,540

	Diamond Exploration and Project Development (0%)
185,937	Etruscan Diamonds Ltd. (a) (b)	320,129	0

	Electronic Computers (8.10%)
1,500	Apple Inc. (a)	283,505	352,395

	Fire, Marine & Casualty Insurance (6.53%)
3,500	Berkshire Hathaway, Inc. - Class B (a) (c) (d)	296,368	284,445

	Gold Exploration and Project Development (.95%)
99,000	Etruscan Resources Inc. (a)	158,640	41,225
17,166	Q2 Gold Resources, Inc. (a) (b) (c)	0	0
		158,640	41,225
	Information Retrieval Services (6.51%)
500	Google, Inc. - Class A (a) (c)	231,910	283,505

	Insurance Agents, Brokers and Services (0%)
75,000	Safety Intelligence Systems Corp. (a) (b)	225,000	0

	Investment Advice (7.64%)
3,000	Franklin Resources Inc.	303,381	332,700

	National Commercial Banks (4.29%)
6,000	Wells Fargo & Company (c)	163,265	186,720

	Operative Builders (2.39%)
5,000	Toll Brothers, Inc. (a) (c)	116,698	104,000

	Petroleum Refining (3.85%)
2,500	Exxon Mobil Corp. (c)	171,549	167,450

	Pharmaceutical Preparations (3.94%)
10,000	Pfizer Inc.	159,275	171,500

	Retail-Catalog & Mail Order Houses (6.23%)
2,000	Amazon.com, Inc. (a) (c)	170,440	271,460

	Retail Consulting and Investment (0%)
72,728	Amerivon Holdings LLC common equity units (a)(b)	0	0

	Retail-Eating Places (4.60%)
3,000	McDonald's Corp.	167,748	200,160

	Retail-Lumber & Other Building Materials Dealers (5.20%)
7,000	The Home Depot, Inc. (c)	191,873	226,450

	Retail-Variety Stores (4.85%)
3,800	Wal-Mart Stores, Inc.	196,260	211,280

	Security Brokers, Dealers & Flotation Companies (6.61%)
1,000	The Goldman Sachs Group, Inc.	184,940	170,630
4,000	Morgan Stanely	120,560	117,160
		305,500	287,790

	Services-Prepackaged Software (4.03%)
6,000	Microsoft Corp.	141,020	175,620

	Smelting (0%)
45,319	China Silicon Corp. (a) (b)	44,884	0

	Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics (5.81%)
4,000	The Procter & Gamble Company	234,390	253,080

	Telephone & Telegraph Apparatus (4.25%)
2,500	Research In Motion Limited (a) (c)	182,820	184,875

	Timber, Other Resources (3.57%)
371,337	MagIndustries Corp. (a)	596,156	155,547

	Total common stocks	4,989,311	4,034,742

	PREFERRED STOCKS (3.83%)
	Retail Consulting and Investment (2.54%)
160,787	Amerivon Holdings LLC (a) (b)	442,164	110,541

	Smelting (1.29%)
945	China Silicon Corp. (a) (b)	224,910	56,228

	Total preferred stocks	667,074	166,769
Units
	WARRANTS (0%) (a)
23,626	China Silicon Corp., expiring 7/18/10 (b)	0	0
219,000	Nord Resources Corp., expiring 6/05/12 (b)	0	0

	Total warrants	0	0

Shares
	MONEY MARKET FUND (4.28%)
186,551	SSgA Money Market Fund, 0.01% (e)	186,551	186,551

	SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (24.17%)
1,052,603	State Street Navigator Securities Lending Prime Portfolio	1,052,603	1,052,603

	Total investments (124.95%)	$6,895,539	5,440,665

	Liabilities in excess of other assets (-24.95%)		(1,086,307)

	Net assets (100.00%)		$4,354,358

(a) Non-income producing.
(b) Illiquid and/or restricted security that has been fair valued.
(c) All or a portion of this security was on loan. As of March 31, 2010, the value of loaned securities and related collateral outstanding was $1,002,615 and $1,052,603, respectively.
(d) Fully or partially pledged as collateral on bank credit facility. As of March 31, 2010, the value of investments pledged as collateral was $4,632.
(e) Rate represents the 7 day annualized yield at March 31, 2010.

ADR means "American Depositary Receipt."

Notes to Schedule of Portfolio Investments (Unaudited):

Valuation of Investments

Securities traded primarily on a U.S. national securities exchange (“USNSE”) are valued at the last reported sale price on the day the valuations are made. Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the Funds at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., ET, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Securities that are not traded on a particular day, and securities traded in foreign and over-the-counter markets that are not also traded on a USNSE or Nasdaq, are valued at the mean between the last bid and asked prices. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Certain of the securities in which the Funds may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when stockholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of and pursuant to procedures established by the Fund’s Board of Directors. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Fair Value Measurements

The Fund uses a three level hierarchy for fair value measurements based on the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the inputs which are significant to the overall valuation. The hierarchy of inputs is summarized below.

Level 1 -	quoted prices in active markets for identical investments.
Level 2 -	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010, in valuing the Fund’s assets carried at fair value. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

	Level 1	Level 2	Level 3	Total
Assets
Common stocks
Copper Exploration and Project Development	$144,540	$-	$-	$144,540
Diamond Exploration and Project Development	-	-	0	0
Electronic Computers	352,395	-	-	352,395
Fire, Marine & Casualty Insurance	284,445	-	-	284,445
Gold Exploration and Project Development	41,226	-	0	41,226
Information Retrieval Services	283,505	-	-	283,505
Insurance Agents, Brokers and Services	-	-	0	0
Investment Advice	332,700	-	-	332,700
National Commercial Banks	186,720	-	-	186,720
Operative Builders	104,000	-	-	104,000
Petroleum Refining	167,450	-	-	167,450
Pharmaceutical Preparations	171,500	-	-	171,500
Retail - Catalog & Mail Order Houses	271,460	-	-	271,460
Retail Consulting and Investment	-	-	0	0
Retail - Eating Places	200,160	-	-	200,160
Retail - Lumber & Other Building Materials Dealers	226,450	-	-	226,450
Retail - Variety Stores	211,280	-	-	211,280
Security Brokers, Dealers & Flotation Companies	287,790	-	-	287,790
Services-Prepackaged Software	175,620	-	-	175,620
Smelting	-	-	0	0
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics	253,080	-	-	253,080
Telephone & Telegraph Apparatus	184,875	-	-	184,875
Timber and Other Resources	155,547	-	-	155,547
Preferred stocks
Retail Consulting and Investment	-	-	110,541	110,541
Smelting	-	-	56,228	56,227
Warrants	-	-	0	0
Money market fund	186,551	-	-	186,551
Securities held as Collateral on Loaned Securities
Money market fund	1,052,603	-	-	1,052,603

Total	$5,273,897	$-	$166,769	$5,440,665

There were no transfers into or from Level 1 or Level 2 during the three months ended March 31, 2010.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Preferred Stocks	Corporate Bonds and Notes	Warrants	Total

Balance, December 31, 2009	$0	$56,228	$108,368	$0	$164,596

Cost of purchases	5,155	-	4,357	-	9,512
Change in unrealized depreciation	(5,155)	-	(2,184)	-	(7,339)
Conversion *	0	110,541	(110,541)	0	-
Transfers in or out of Level 3	-	-	-	-	-

Balance, March 31, 2010	$0	$166,769	$-	$0	$166,769

* At March 31, 2010, the Amerivon Holdings LLC 4% notes and the warrants associated with the notes were converted at no cost to 160,787 shares of Amerivon Holdings LLC preferred shares and 72,728 common equity units, respectively.

Cost for Federal Income Tax Purposes

At March 31, 2010, for federal income tax purposes the cost of investments was $6,895,539 and net unrealized depreciation aggregated $1,454,874, comprised of gross unrealized appreciation of $423,858 and gross unrealized depreciation of $1,878,732.

Illiquid and Restricted Securities

The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued at fair value. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for these securities existed. These differences in valuation could be material. At March 31, 2010, the Fund held the following illiquid and/or restricted securities:

	Acquisition
	Date	Cost	Value

China Silicon Corp. common shares	1/1/08 - 1/2/10	$44,884	$0
Amerivon Holdings LLC preferred shares	9/20/07	442,164	110,541
Amerivon Holdings LLC common equity units	9/20/07	0	0
China Silicon Corp. preferred shares	7/18/07	224,910	56,228
China Silicon Corp. warrants expiring 7/18/10	7/18/07	0	0
Q2 Gold Resources Corp.	7/6/07	0	0
Nord Resources Corp. warrants expiring 6/5/12	5/14/07	0	0
Etruscan Diamonds Ltd.	2/28/07	320,129	0
Safety Intelligence Systems Corp.	9/5/02	225,000	0

Total		$1,257,087	$166,769

Percent of net assets		29%	4%

Securities Lending

The Fund may lend its securities to qualified financial institutions. The Fund receives compensation in the form of fees, or retains a portion of the interest on the investment in any cash received as collateral. The Fund receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at not less that 102% of the value of the securities on loan. Cash deposits are invested in a registered money market fund. The value of the loaned securities is determined based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. Any increase or decrease in the value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities default. As of March 31, 2010, the value of loaned securities and related collateral outstanding was $1,002,615 and $1,052,603, respectively.

Item 2.  Controls and Procedures

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of the registrant's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Foxby Corp.

By : /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: May 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: May 26, 2010

By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

Date: May 26, 2010

Exhibit Index

(a)	Certifications of the registrant's principal executive and principal financial officer as required by Rule 30a-2(a) under the 1940 Act. (EX-99.CERT)